As filed with the Securities and Exchange Commission on June 20, 1997. Registrant Number 2-78287-NY

                         Securities and Exchange Commission
                                 450 Fifth Street
                              Washington, D.C. 20549



                                   Form 8-K/A
                         Registration Statement Under The
                        Securities Act of 1933, as Amended

                               FOOD CONCEPTS, INC.
                   (Name of Registrant as Specified in Charter)


             Nevada                                      13-3124057
(State or other jurisdiction                          (I.R.S. Employer
of incorporation or organization)                   Identification Number)

                                  6601 Lyons Road
                                    Suite C-12
                            Coconut Creek, Florida 33073
                                  (954) 420-0882
                     (Address and telephone number of registrant's
                             principal executive office)
Indicate by check mark whether the registrant has filed all annual, quarterly and other reports required to be filed with the Commission within the past ninety days and in addition, has filed the most recent annual report required to be filed.
Yes [x]     No [ ]

APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY
PROCEEDINGS DURING THE PRECEDING FIVE YEARS:

Indicate by check marks whether the registrant has filed all documents and reports required to be filed by Sections 2, 13 or 15(d) of the Securities Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court.
Yes [ ]      No [ ]

APPLICABLE ONLY TO CORPORATE ISSUERS:

Indicate the number of shares of outstanding or each of the issuer's classes of common stock, as of the latest practical date.

Common Stock $.0001 par value,                          12,911,744
     (Title of Class)                            (Shares outstanding at
                                                    December 31, 1996)

                   EXHIBITS, FINANCIAL STATEMENTS AND SCHEDULES

     I.Financial Statements and Schedules
          1.Report of Independent Certified Public Accountant
          2.Financial Statements:
               a.Balance Sheets
               b.Statements of Income and Accumulated Deficit c.Statements of Cash Flow d.Notes to Financial Statements

                                Signatures



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FOOD CONCEPTS, INC.                            FOOD CONCEPTS, INC.

BY: /S/ FRANCIS GLAUBMAN                       BY: /S/ HERBERT GLAUBMAN
    Vice President                                 President

Dated:   June 20, 1997                         Dated:   June 20, 1997

                            Joel S. Baum, P.A.
                      Certified Public Accountants
                    1515 University Drive - Suite 209
                       Coral Springs, Florida 33071
                             (954) 752-1712




INDEPENDENT AUDITORS REPORT




The Board of Directors
Savon Coffee Lovers Coffee, Inc.,

We have audited the Balance Sheet of Savon Coffee Lovers Coffee, Inc., as of December 31, 1994, 1993 and 1992, and the related Statement of Income, and Accumulated Deficit, and Statement of Cash Flows for the years then ended. These financial statement are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted accounting standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Savon Coffee Lovers Coffee, Inc., at December 31, 1994, 1993 and 1992, and the results of operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.




                   /s/ Joel S. Baum, P.A.

Coral Springs, Florida
December 11, 1995

                     SAVON COFFEE LOVERS COFFEE, INC.
                             BALANCE SHEET
                    DECEMBER 31, 1994, 1993, AND 1992

                                        ASSETS


                                      1994               1993          1992
CURRENT ASSETS
  Cash in Bank                   $   - 0 -         $    2,337     $   1,113
  Accounts Receivable               67,340             86,615        51,648
  Inventory                         73,607             55,160        38,899
  Receivable from Affiliate            250              - 0 -         - 0 -
  Prepaid Expenses                   - 0 -              - 0 -         - 0 -
      Total Current Assets         141,197            144,112        92,659

PROPERTY PLANT AND EQUIPMENT
 (Net of $15,256, $9,354,
 $2,951 accumulated depreciation)   26,564             32,466        38,369

OTHER ASSETS
     Deposits                        5,885              5,885           280

      Total Assets              $  173,646          $ 182,463     $ 131,308

                       LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT LIABILITIES
  Cash Overdraft                $    1,185          $   - 0 -     $  - 0 -
  Accounts Payable and
   Accrued Expenses                 25,112             31,593       31,109
  Current Portion Long-Term
   Bank Note                        20,469             13,469        7,999
  Advances Payable to Factor       110,270             64,820        - 0 -
      Total Current Liabilities    157,036            109,882       39,108

LONG-TERM LIABILITIES
  Long-Term Bank Note, Net of
   Current Portion                   5,339             12,712       19,386
  Loan Payable to Affiliated
   Company                          52,323             75,952       76,903
     Total Long-Term Liabilities    57,662             88,664       96,289
       Total Liabilities           214,698            198,546      135,397

STOCKHOLDERS EQUITY
  Common Stock, $1,00 Par Value,
   100 Shares Authorized, 100
   Shares Issued and Outstanding       100                100         100
  Accumulated Deficit              (41,152)           (16,183)     (4,189)
       Total Stockholders Equity   (41,052)           (16,083)     (4,089)

       Total Liabilities and
        Stockholders Equity      $ 173,646          $ 182,463   $  131,308

  See Accountant's Report and Accompanying Notes to Financial Statements.

                      SAVON COFFEE LOVERS COFFEE, INC.
                STATEMENT OF INCOME AND ACCUMULATED DEFICIT
           FOR THE YEARS ENDED DECEMBER 31, 1994, 1993, AND 1992

                                      1994               1993         1992
Gross Sales                      $ 464,466          $ 448,553   $  248,260

Cost of Goods Sold                 217,368            267,720       79,418

Gross Profit                       247,098            220,833      168,842

Selling, General and
 Administrative Expenses           250,789            177,056      125,761

Net Income Before
 Other Expenses                     (3,691)            43,777       43,081

Other Income (Expense)
 Interest Expense                  (21,278)           (12,091)      (2,844)

Net Income (Loss) for the Year     (24,969)            31,686       40,237

Accumulated Deficit - Beginning    (16,183)            (4,189)      22,865

Dividend Distributions               - 0 -            (43,680)     (67,291)

Accumulated Deficit - Ending   $   (41,152)         $ (16,183)  $   (4,189)


  See Accountant's Report and Accompanying Notes to Financial Statements.

                       SAVON COFFEE LOVERS COFFEE, INC.
                          STATEMENT OF CASH FLOWS
            FOR THE YEARS ENDED DECEMBER 31, 1994, 1993, AND 1992

                                      1994              1993          1992
Cash Flows From Operating
  Activities:
  Net Income (Loss)             $  (24,969)        $  31,686     $  40,237
Adjustments to Reconcile
  Net Income To Net Cash
  Applied to Operating
  Activities:
    Depreciation                     5,903             6,403         2,951

Changes in Operating Assets and
  Liabilities:
    Decrease (Increase) in
     Accounts Receivable             9,275           (34,967)      (22,363)
    Decrease in Inventory          (18,447)          (16,261)      (38,899)
    Decrease (Increase) in
     Receivable from Affiliate        (250)            - 0 -        20,655
    Decrease (Increase) in
     Deposits                        - 0 -            (5,605)        - 0 -
    Decrease (Increase) in
     Prepaid Expenses                - 0 -               999          (999)
    Increase (Decrease) in
     Accounts Payable and
     Accrued Expense                (6,481)              484         7,056
    Increase in Advances
     Payable to Factor              45,450            64,820         - 0 -
    Increase in Current Portion
     of Bank Note                    7,000             5,470         7,999
    Increase in Loan Payable
     to Affiliated Company           - 0 -             - 0 -        46,649
Net Cash Provided From
 Operating Activities:              27,481            53,029        63,286

Cash Flows Used for
 Investing Activities:
    Disposition (Acquisition)
     of Property, Plant and
     Equipment                       - 0 -             (500)       (39,511)

Cash Flows Used for
 Financing Activities:
    (Decrease) in Loan Payable
      to Affiliated Company        (23,629)            (951)        (1,663)
     Dividends Paid to
      Stockholders                   - 0 -          (43,680)       (39,153)
     Increase (Decrease)
      in Long-Term Note             (7,374)          (6,674)        22,047

     Net Increase in Cash           (3,522)           1,224          5,006

Cash - Beginning of Year             2,337            1,113         (3,893)

Cash (Overdraft) - End of Year   $  (1,185)      $    2,337     $    1,113



     See Accountant's Report and Accompanying Notes to Financial Statements

                      SAVON COFFEE LOVERS COFFEE, INC.
                        NOTES TO FINANCIAL STATEMENTS
                      DECEMBER 31, 1994, 1993, AND 1992



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Business  and Organization

          The Company was organized under the laws of the State of Florida on April 12, 1991. The principal business of the company is direct sales distributing of gourmet coffee, master packager and seller, offering more than seventy coffee blends as well as gift coffee packages, private label coffee and special coffee roasting services.

          Fixed Assets

          Fixed assets are stated at cost and expensed pursuant to Internal Revenue Service Code. section 179. The taxpayer has elected to accelerate the depreciation expense. The remaining assets are depreciated over their estimated allowable useful lives, primarily over five to seven years utilizing the modified accelerated cost recovery system. Expenditures for major renewals and betterments that extend the useful lives of fixed assets are capitalized. Expenditures for maintenance and repairs are charged to expenses as incurred.

          Inventory

          Inventory is stated at the lower of cost or market determined on the First-in, First-Out basis.

          Income Taxes

          The Company, with the consent of its shareholders, has elected under the internal Revenue Code to be an S Corporation. In lieu of corporation income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability of Federal Income cares has been included in there financial statements.

NOTE 2- INVENTORIES

          At December 31, 1994, 1993, and 1992, the Company's inventory is largely held in green coffee, as represented below.

                            1994              1993               1992
   Raw Materials        $ 62,566          $ 48,541           $ 35,009
   Finished Goods         11,041             6,619              3,890
        TOTAL           $ 73,607          $ 55,160           $ 38,899

                    SAVON COFFEE LOVERS COFFEE, INC.
                     NOTES TO FINANCIAL STATEMENTS
                    DECEMBER 31, 1994, 1993, AND 1992


NOTE 3 - PROPERTY, PLANT AND EQUIPMENT

                           1994              1993               1992
   Equipment           $  1,804          $  1,809          $   1,809
   Shop Equipment        40,012            40,012             39,511

       Total Cost        41,820            41,821             41,320

   Less Accumulated
    Depreciation        (15,256)           (9,354)            (2,951)

   Net Property, Plant
    and Equipment      $ 26,564          $ 32,467           $ 38,369


The depreciation expense charged during 1994, 1993, and 1992 was $5,902, $6,403, and $2,951, respectively.

NOTE 4 -  ADVANCE DUE TO FACTOR

          During 1993 the Company entered into a recourse basis factoring agreement with a third party financial institution. The Company receives $0.70 on the dollar for factoring its receivables. If balances are collected within 30 days, 20% of the balances are returned to the Company. An additional rate of 4%, 5%, and 5% is withheld by the institution for balances not collected after 30. 60 and 90 days, respectively. For the years ended December 31, 1994 and 1993, the Company incurred $9,820 and $19,640 in factoring expenses, respectively, which it has recorded as interest expense.

NOTE 5 -  NOTE PAYABLE TO BANK

          During 1991, the Company entered into a five year loan with a local bank in the principal amount of $32,601, which matures in August 1996. The loan was payable in monthly installments at an interest rate of 10% per annum. As of the December 31, 1994, 1993, and 1992 the balances outstanding, and related interest expense was as follows:

                       Total             Less       Long-Term       Interest
                   Principal          Current         Balance        Expense
                 Outstanding              Due     Outstanding       For Year
1992                $ 27,385         $  7,999        $ 19,386        $ 2,844
1993                  26,181           13,469          12,712          2,271
1994                  25,808           20,469           5,339          1,638

                       SAVON COFFEE LOVERS COFFEE, INC.
                        NOTES TO FINANCIAL STATEMENTS
                      DECEMBER 31, 1994, 1993, AND 1992


NOTE 5 - NOTE PAYABLE TO BANK (Con't)

          The borrowings are collateralized by the Company's accounts receivable, inventories and fixed assets. Payment of the note was in arrears for the years reported. The following is a summary of the principal maturities of long-term debt at December 31, 1995 and 1996.

                      1995                $20,469
                      1996                  - 0 -

NOTE 6 - RELATED PARTY TRANSACTIONS

          During the year ended December 31, 1994, the Company incurred $150,886 in expenses to an affiliated company to provide staffing and management services for the Company's purchasing and production processes. One of the Company's stockholders was also a major stockholder of the affiliated company. The affiliated company also advanced monies, to the Company at management's discretion for purchases of inventory, supplies and equipment. There are no formal payment terms, and the loans are unsecured. At December 31, 1994, 1993, and 1992, the following balances were outstanding.

                                  1994              1993            1992
Receivable from Affiliate     $  - 0 -          $  - 0 -      $      250
Loan (payable) to Affiliate    (52,323)          (75,952)        (76,903)
Net Balance Payable           $(52,323)         $(75,952)     $  (76,653)


NOTE 7 -  COMMITMENTS

          Lease Commitments
          The company leases certain equipment and an office location under operating leases with various expiration dates through January, 1998. The future minimum rental commitments due in 1995 for the noncancellable leases, as of December 31, 1994 is $22,183.


NOTE 8 - MAJOR CUSTOMERS

          Major customers include the Christmas Tree Shop, Anron Coffee & Tea. Inc, Palm Beach Gourmet and I Love Coffee.

                   SAVON COFFEE LOVERS COFFEE, INC.
                    NOTES TO FINANCIAL STATEMENTS
                  DECEMBER 31, 1994, 1993, AND 1992

NOTE 9- LAWSUIT COFFEE HOLDING COMPANY

During 1991, Coffee Holding Company filed a lawsuit in New York Supreme Court, Kings County against Savon Coffee in the amount of $7,524 plus 40 percent: of gross profit, for not fulfilling an agreement to purchase coffee exclusively from Coffee Holding Company. Gross profit is neither of all overhead expenses, including executive and office salaries. To date, the claim has not been substantiated. There have been no actions, judgements in court, or settlements taken. Management feels that the chance of an adverse outcome will nor have a material effect on the financial statements of the Company. No accruals have been recorded for this potential liability.

                                JOEL S. BAUM, P.A.
                            Certified Public Accounts
                        1515 University Drive - Suite 209
                           Coral Springs, Florida 33071
                                 (954) 752-1712





The Board of Directors
Savon Coffee Lovers Coffee, Inc.


I have compiled the accompanying balance sheet of Savon Coffee Lovers Coffee, Inc. as of September 30, 1995, and the related statement of income and retained earnings for the nine months then ended, in accordance with standards established by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. I have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.





                                           /s/ Joel S. Baum P.A.


















Coral Springs, Florida
December 11, 1995

                      SAVON COFFEE LOVERS COFFEE, INC.
                               BALANCE SHEET
                            SEPTEMBER 30, 1995

                                  ASSETS

CURRENT ASSETS
 Cash in Bank                                 $     2,730
 Accounts Receivable                               64,865
 Inventory                                         54,500
   Total Current Assets                           122,095

PROPERTY PLANT AND EQUIPMENT
 (Net of $19,319 accumulated depreciation)         26,564

OTHER ASSETS
 Deposits                                           6,135

    Total Assets                               $  152,187


                LIABILITIES AND STOCKHOLDERS EQUITY


CURRENT LIABILITIES
 Cash Overdraft                                     - 0 -
 Accounts Payable and
  Accrued Expenses                                 56,306
 Current Portion Long-Term
  Bank Note                                        23,408
 Advances Payable to Factor                        70,250
     Total Current Liabilities                    149,964

STOCKHOLDERS EQUITY
 Common Stock, $1,00 Par Value,
  100 Shares Authorized, 100
  Shares Issued and Outstanding                       100
 Additional Paid-in Capital                        79,851
 Accumulated Deficit                              (77,728)
     Total Stockholders Equity                     (2,223)
               Total Liabilities and
                Stockholders Equity             $ 152,187







                    See Accountant's Compilation Report

                      SAVON COFFEE LOVERS COFFEE, INC.
                STATEMENT OF INCOME AND ACCUMULATED DEFICIT
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995



Gross Sales                           $    502,157

Cost of Goods Sold                         386,291

Gross Profit                               115,866

  Selling, General and
   Administrative Expenses                 130,372

Net Income Before Other Expenses           (14,506)

Other Income (Expense)
  Interest Expense                         (19,652)
  Miscellaneous Income                         282
                                           (19,370)

Net Income (Loss)
  for the nine month period                (33,876)

Accumulated Deficit - Beginning            (41,152)

  Dividend Distributions                    (2,700)

Accumulated Deficit - Ending          $    (77,728)



                      See Accountant's Compilations Report

                          SAVON COFFEE LOVERS COFFEE, INC.
                             STATEMENT OF CASH FLOWS
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995


Cash Flows From Operating Activities:
Net Income (Loss)                                $    (33,876)
Adjustments to Reconcile Net Income
 To Net Cash Applied to Operating
 Activities:
   Depreciation                                         4,063

Changes in Operating Assets and
 Liabilities:
   Decrease (Increase) in Accounts Receivable           2,475
   Decrease in Inventory                               19,107
   Decrease (Increase) in Receivable
    from Affiliate                                        250
   Decrease (Increase) in Deposits                       (250)
   Increase (Decrease) in Accounts Payable
    and Accrued Expense                                31,194
   Increase in Advances Payable to Factor             (40,020)
   Increase in Current Portion of Bank Note             2,939

Net Cash Provided From Operating Activities:          (14,118)

Cash Flows Used for Investing Activities:
 Disposition (Acquisition) of
  Property, Plant and Equipment                        (1,456)

Cash Flows Used for Financing Activities:
 (Decrease) in Loan Payable
   to Affiliated Company                               (27,528)
 Dividends Paid to Stockholders                         (2,700)
 Increase (Decrease) in Long-Term Note                  (5,339)

Net Increase in Cash                                     3,915

Cash - (Overdraft) - Beginning of Year                  (1,185)

Cash - End of Year                                   $   2,730

                 SUPPLEMENTAL SCHEDULE OF NONCASH FINANCING ACTIVITIES

Forgiven Loan Payable to Affiliate Company
 Reclassified to Additional Paid-In Capital           $  79,851



                          See Accountant's Compilation Report

                          SAVON COFFEE LOVERS COFFEE, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  SEPTEMBER 30, 1995


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Business  and Organization

         The Company was organized under the laws of the State of Florida on April 12, 1991. The principal business of the company is direct sales distributing of gourmet coffee, master packager and seller, offering more than seventy coffee blends as well as gift coffee packages, private label coffee and special coffee roasting services.

          Fixed Assets

          Fixed assets are stated at cost and expensed pursuant to Internal Revenue Service Code. section 179. The taxpayer has elected to accelerate the depreciation expense. The remaining assets are depreciated over their estimated allowable useful lives, primarily over five to seven years utilizing the modified accelerated cost recovery system. Expenditures for major renewals and betterments that extend the useful lives of fixed assets are capitalized. Expenditures for maintenance and repairs are charged to expenses as incurred.

          Inventory

          Inventory is stated at the lower of cost or market determined on the First-in. First-Out basis.

          Income Taxes

          The Company, with the consent of its shareholders, has elected under the internal Revenue Code to be an S Corporation. In lieu of corporation income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability of Federal Income cares has been included in there financial statements.

NOTE 2- INVENTORIES

          At September 30. 1995, the Company's inventory is largely held in green coffee, as represented below.

                   Raw Materials               $ 47,960
                   Finished Goods                 6,540
                         TOTAL                 $ 54,500

                       SAVON COFFEE LOVERS COFFEE, INC.
                        NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1995


NOTE 3 - PROPERTY, PLANT AND EQUIPMENT

                   Equipment                  $  1,809
                   Shop Equipment               40,012
                   Leasehold Improvements        1,455

                              Total Cost        43,276

                   Less Accumulated
                    Depreciation                19,319

                   Net Property, Plant
                    and Equipment             $ 23,957

     The depreciation expense charged during the nine month period ended September 30, 1995 was $4,063.

NOTE 4 -  ADVANCE DUE TO FACTOR

          During 1993 the Company entered into a recourse basis factoring agreement with a third party financial institution. The Company receives $0.70 on the dollar for factoring its receivables. If balances are collected within 30 days, 20% of the balances are returned to the Company. An additional rate of 4%, 5%, and 5% is withheld by the institution for balances not collected after 30. 60 and 90 days, respectively. For the nine month period ended September 30, 1995, the Company incurred $16,475 in factoring expenses, respectively, which it has recorded as interest expense.

NOTE 5 -  NOTE PAYABLE TO BANK

          During 1991, the Company entered into a five year loan with a local bank in the principal amount of $32,601, which matures in August 1996. The loan was payable in monthly installments at an interest rate of 10% per annum. As of September 30, 1995 the balances outstanding, and related interest expense was as follows:
                    Total                Less       Long-Term     Interest
                Principal             Current         Balance      Expense
              Outstanding                 Due     Outstanding     For Year
1995             $ 23,408            $ 23,408       $  - 0  -      $ 2,600

                         SAVON COFFEE LOVERS COFFEE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                SEPTEMBER 30, 1995


NOTE 5 - NOTE PAYABLE TO BANK (Con't)

     The borrowings are collateralized by the Company's accounts receivable, inventories and fixed assets. Payment of the note was in arrears for the nine month period ended September 30, 1995.

NOTE 6 - RELATED PARTY TRANSACTIONS

          During the year ended December 31, 1994, the Company incurred $150,886 in expenses to an affiliated company to provide staffing and management services for the Company's purchasing and production processes. One of the Company's stockholders was also a major stockholder of the affiliated company. The affiliated company also advanced monies, to the Company at management's discretion for purchases of inventory, supplies and equipment. The Company paid $577 in interest expense for the nine month period. There are no formal payment terms, and the loans are unsecured. At December 31, 1994, 1993, and 1992, the following balances were outstanding.

          In September. 1995 total loans payable to affiliate in the amount of $79,851 were completely forgiven, and reclassified to additional paid-in capital in the same amount.

NOTE 7 -  COMMITMENTS

          Lease Commitments
          The company leases certain equipment and an office location under operating leases with various expiration dates through September, 1998. The future minimum rental commitments due in the next four years for the noncancellable leases, as or September 30, 1995 is as follows:

                     1995             $   9,693
                     1996                10,633
                     1997                 4,656
                     1998                 3,104
                   Total Future
                   Minimum Payments   $  28,086

NOTE 8 - MAJOR CUSTOMERS

          Major customers include the Christmas Tree Shop, Anron Coffee & Tea. Inc, Palm Beach Gourmet and I Love Coffee.

                     SAVON COFFEE LOVERS COFFEE, INC.
                      NOTES TO FINANCIAL STATEMENTS
                             SEPTEMBER 30, 1995

NOTE 9- LAWSUIT COFFEE HOLDING COMPANY

During 1991, Coffee Holding Company filed a lawsuit in New York Supreme Court, Kings County against Savon Coffee in the amount of $7,524 plus 40 percent: of gross profit, for not fulfilling an agreement to purchase coffee exclusively from Coffee Holding Company. Gross profit is neither of all overhead expenses, including executive and office salaries. To date, the claim has not been substantiated. There have been no actions, judgements in court, or settlements taken. Management feels that the chance of an adverse outcome will nor have a material effect on the financial statements of the Company. No accruals have been recorded for this potential liability.